Securities Act File No. 33-20957

                               USLICO SERIES FUND

                        Supplement dated January 16, 2001
                       to the Prospectus dated May 1, 2000


     On January 16, 2001, the Board of Trustees of USLICO Series Fund (the "Fund") approved a new Investment Management Agreement between the Fund, with respect to the Stock, Bond, Money Market and Asset Allocation Portfolios, and ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). ING Pilgrim Investments is an affiliate of the Fund's current adviser, and currently serves as Sub-Adviser to the Stock Portfolio and the stock portion of the Asset Allocation Portfolio. It is expected that the proposed Investment Management Agreement will be submitted to shareholders of the Stock, Bond, Money Market, and Asset Allocation Portfolios of the Fund for approval at a Special Meeting of Shareholders to be held in April 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE